FILED
                                                    IN THE OFFICE OF THE
                                                 SECRETARY OF STATE OF THE
                                                      STATE OF NEVADA

                                                        SEP 12 1996
                                                        No C19346-96
                                                      /s/ Dean Heller
                                              Dean Heller, Secretary of State

                                                  Articles of Incorporation
                                                    (PURSUANT TO NRS 78)
                                                       STATE OF NEVADA
                                                      Secretary of State


     IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

4.   NAME OF CORPORATION:       AGRI NET, INCORPORATED

5.   RESIDENT AGENT: (designated resident and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent:    The Corporation Trust Company of Nevada

     Street Address:      One        East First Street    Reno, Nevada     89501
                        Street No.     Street Name           City           Zip

6.   SHARES: (number of shares the corporation is authorized to issue)
     Number of shares with par value:   100,000,000     For Value: $0.001
     Number of shares without par value:

7.   GOVERNING BOARD: Shall be styled as (check one):  X Directors      Trustees
     The FIRST BOARD OF DIRECTORS shall consist of 2 Members and the names and addresses are as follows (attach additional pages if necessary):

     Samuel Wright       3915 N. Campbell Ave., #2-72, Tucson, AZ 85719
     Name                Address                             City/State/Zip

     Joel Watkins        3653 E. 2nd, #205, Tucson, AZ 85016
     Name                Address                             City/State/Zip

8.   PURPOSE (optional - see reverse side):
     The purpose of the corporation shall be:

9. OTHER MATTERS: This form includes the minimal statutory requirements to incorporation under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached: 0 .

10. SIGNATURES OF INCORPORATORS: The names and addresses of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two Incorporators.)

     Candice Maerz                                Terrie L. Bates
     Name (print)                                 Name (print)

     3225 N. Central Ave., Phoenix, AZ 85012      3225 N. Central Ave., Phoenix, AZ 85012
     Address                  City/State/Zip      Address                  City/State/Zip

     /s/ Candice Maerz                            /s/ Terrie L. Bates
     Signature                                    Signature

     State of  Arizona  County of   Maricopa      State of  Arizona  County of  Maricopa

     This instrument was acknowledged before      This instrument was acknowledged before
     me on the                                    me on the

     September   10   , 19  96  ,       by        September 10  , 19   96     , by
     Candice Maera                                Terrie L. Bates
     Name of Person                               Name of Person
     as incorporator                              as incorporator
     of           AGRI NET, INCORPORATED          of     AGRI NET, INCORPORATED
     (name of party on behalf of whom             (name of party on behalf of whom
      instrument was executed)                         instrument was executed)
     /s/     Vickie M. Prince                     /s/     Vickie M. Prince
     My office expires March 17, 1998             My office expires March 17, 1998
     (affix notary stamp or seal)                 (affix notary stamp or seal)

11.  CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
       The Corporation Trust Company of Nevada   hereby accepts appointment as
Resident Agent for the above-named corporation.
       The Corporation Trust Company of Nevada By:

     /s/ Wm. C. Bendoff                                        9/11/96
     Signature of Resident Agent (Assistant Secretary)          Date